UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2009

People’s United Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33326	20-8447891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Main Street, Bridgeport, CT	06604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (203) 338-7171

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 16, 2009, People’s United Financial, Inc. (the “Company”) issued a press release announcing its results of operations for the three-month period ended March 31, 2009. A copy of that press release is being furnished herewith as Exhibit 99.1.

The information contained in and accompanying this Form 8-K with respect to Item 2.02 (including the Exhibit hereto) is being furnished to, and not filed with, the Securities and Exchange Commission in accordance with General Instruction B.2 to Form 8-K.

Item 8.01. Other Events.

The Compensation and Nominating Committee of the Company’s Board of Directors recently approved a change in the methodology used for calculating the amount payable pursuant to long-term cash bonus (LTIP Bonus) awards. For 2009 and future years, this amount will be determined by reference to total shareholder return over a specified period rather than by reference to a performance measure based on earnings per share. Total shareholder return, or TSR, is a measure which combines share price appreciation and dividends paid over a specified period to show the total economic return on a share of stock.

The amount paid out pursuant to an LTIP Bonus award will continue to be determined over a three-year performance cycle. One-third of the payout will depend on the Company’s TSR for the three-year period ending on December 31 of the first year of the applicable performance cycle; one-third will depend on the Company’s TSR for the three-year period ending on December 31 of the second year of the applicable performance cycle; and one-third will depend on the Company’s TSR for the three-year period ending on the last day of the applicable performance cycle.

The Company’s TSR for a given measurement period will be assigned a percentile ranking in comparison to the TSR results for members of a designated peer group over the same period. The amount allocated in a given year for future payment to the recipient of an LTIP Bonus will be determined by the Company’s percentile ranking, with a maximum allocation being made if the Company’s TSR is in the 75th percentile of the peer group, and no allocation being made if the Company’s TSR is below the 25th percentile of the peer group.

Amounts previously allocated for payment pursuant to LTIP Bonus awards made with respect to the 2007-2009 performance cycle and for the 2008-2010 performance cycle (i.e., amounts based on Company performance in 2007 and 2008) were calculated using an earnings-per-share-based methodology. These amounts will not be affected by the changes described above. Amounts to be allocated for these LTIP Bonuses with respect to 2009 (in the case of the 2007-2009 and the 2008-2010 performance cycles) and for 2010 (in the case of the 2008-2010 performance cycle) will be determined by using the new TSR-based methodology.

The change in methodology is expected to result in better alignment of the objectives of the LTIP Bonus with the Company’s long-term financial results and shareholder interests.

Item 9.01. Financial Statements and Exhibits

(c)	The following Exhibit is submitted herewith.

Exhibit No.	Description
99.1	Earnings Press Release dated April 16, 2009

[signature appears on following page]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s United Financial, Inc.
(Registrant)

Date: April 16, 2009	By:	/s/ Eric J. Appellof
(Signature)
	Name:	Eric J. Appellof
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Page
99.1	Earnings Press Release dated April 16, 2009	99.1-1

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